UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 23, 2009
Oracle Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51788 (Commission File Number)	54-2185193 (IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California 94065 (Address of Principal Executive Offices) (Zip Code)
(650) 506-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information
Item 2.02	Results of Operations and Financial Condition
On June 23, 2009, Oracle Corporation issued a press release announcing financial results for its fiscal fourth quarter and fiscal year ended May 31, 2009. A copy of this press release is furnished as Exhibit 99.1 to this report.
Section 8—Other Events
Item 8.01	Other Events
Oracle is hereby furnishing the following information:

Oracle announced that its Board of Directors has declared a cash dividend of $0.05 per share of outstanding common stock payable on August 13, 2009, to stockholders of record as of the close of business on July 15, 2009.

Oracle’s press release dated June 23, 2009, announcing this cash dividend is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
Section 9—Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit
Number	Description of Exhibit

99.1	Press Release dated June 23, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION
Dated: June 23, 2009	By:	/s/ William Corey West
William Corey West
Senior Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

99.1	Press Release dated June 23, 2009